UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2006

EMPIRE FINANCIAL HOLDING COMPANY

(Exact name of Registrant as specified in its charter)

Florida	1-31292	56-3627212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 West State Road 434,

Suite 100

Longwood, FL 32779

(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code 407-774-1300

_____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2006, Empire Financial Holding Company (the “Company”) entered into a stock purchase agreement, among, the Company, Jesup & Lamont Securities Corporation, and Jesup & Lamont Holding Corporation. Pursuant to the terms of this agreement, Empire Financial will acquire approximately 98.9% of the outstanding shares of Jesup & Lamont Securities Corporation, a New York full service broker dealer, from Jesup & Lamont Holding Corporation.

The purchase price for the shares to be acquired by Empire Financial will include (i) $1,000,000 in cash, (ii) 1,750,000 shares of the common stock of Empire Financial and (iii) a five year, unsecured, non-negotiable promissory note, in the original principal amount of $2,500,000, bearing interest at four percent per annum. The Empire Financial common stock to be issued in connection with the acquisition will be issued in reliance on certain exemptions from registration available under applicable securities law. All of the shares of Empire Financial common stock to be issued to Jesup & Lamont Holding Corporation will be subject to contractual restrictions on transfer that will lapse on the second anniversary of the closing date of the acquisition.

Empire Financial has engaged William Blair & Company to evaluate the fairness of the transaction from a financial point of view to the stockholders of Empire Financial.

While the transaction and the timing of the closing are subject to regulatory and other approvals, Empire Financial expects the transaction to close in late 2006.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On September 15, 2006, Empire Financial issued a press release announcing the execution of a definitive agreement, subject to closing conditions, to acquire approximately 98.9% of the outstanding shares of Jesup & Lamont Securities Corporation, a New York full service broker dealer. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Exhibit 99.1 attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated September 14, 2006, among Empire Financial Holding Company, Jesup & Lamont Securities Corporation, and Jesup & Lamont Holding Corporation.

99.1	Press Release of Empire Financial Holding Company, dated September 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Empire Financial Holding Company

Dated: September 18, 2006	By:	/s/ Donald A. Wojnowski, Jr.
Donald A. Wojnowski, Jr.
President